UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 24, 2007

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                             Standard Drilling, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

                   000-51569                            84-1598154
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           (Commission File Number)         (I.R.S. Employer Identification No.)
           1667 K St., NW, Ste. 1230

                Washington, DC                            20006
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   (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code: (202) 955-9490


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01    Entry into a Material Definitive Agreement

     On September 24, 2007 Standard Drilling, Inc. ("Standard", or "the Company") entered into an Asset Purchase Agreement with PBT Capital Partners, LLC. Under the terms of the Asset Purchase Agreement, PBT Capital Partners, LLC will assume substantially all of the Company's assets and associated and contingent liabilities in order to improve the financial position of the Company. As of the effective date of the Asset Purchase Agreement, the Company's existing and contingent liabilities exceeded the value of its assets.

     The Asset Purchase Agreement is part of a plan of restructuring which the Company anticipates will allow it raise additional capital and pursue new business opportunities. Standard's Board of Directors will continue to evaluate the Company's strategic options.

     PBT Capital Partners, LLC is a private company whose sole shareholder is Prentis B. Tomlinson, Jr., Standard's Chairman and Chief Executive Officer, and is a related party as of the effective date of the transaction. The Asset Purchase Agreement creates a $600,000 note payable by PBT Capital Partners LLC to Standard Drilling, Inc. on or before December 31, 2007. The transaction was approved by the Company's independent directors.

     On June 5, 2007, Standard entered into a purchase and sale agreement to sell our sole completed 1500 horsepower land-drilling rig ("Rig 1") for a gross purchase price of $7,800,000. Rig 1 was sold to Romfor West Africa, a subsidiary of Romfor Supply Company, Inc. ("Romfor"). At the time of the signing of the purchase and sale agreement with Romfor, Romfor Supply Company was Standard's largest individual creditor. The purchase and sale agreement for Rig 1 closed on September 24, 2007.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On October 9, 2007, Mr. Prentis B. Tomlinson, Jr. resigned as Chairman and Chief Executive Officer of Standard Drilling, Inc. The Company's Board of Directors has appointed Edward L. Moses as Interim Chairman of the Board and plans to commence a search for an interim Chief Executive Officer.


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Item 9.01    Financial Statements and Exhibits

(c) Exhibit 99.1

The following exhibit is filed as part of this 8-K:

Exhibit No.        Description
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10.1               Asset Purchase Agreement between Standard Drilling, Inc. and
                   PBT Capital Partners, LLC dated September 24, 2007.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           STANDARD DRILLING, INC.



Date:   October 10, 2007                    By:   /s/ Edward L. Moses
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                                           Name: Edward L. Moses,
                                                 Interim Chairman of the Board
                                                 of Directors


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